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EXHIBIT 23(q)(2)

                                POWER OF ATTORNEY

                         SELECTED AMERICAN SHARES, INC.
                   (1933 Act No. 2-10699, 1940 Act No. 811-51)
                          SELECTED SPECIAL SHARES, INC.
                  (1933 Act No. 2-27514, 1940 Act No. 811-1550)
                                       AND
                       SELECTED CAPITAL PRESERVATION TRUST
                 (1933 Act No. 33-15807, 1940 Act No. 811-5240)


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Arthur Don and Thomas Tays, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any post-effective amendments to the registration statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, whether on Form N-1A or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

REGISTRANTS:
------------
SELECTED AMERICAN SHARES, INC.
SELECTED SPECIAL SHARES, INC.
SELECTED CAPITAL PRESERVATION TRUST



OFFICERS:


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
                                                                       DATE:            January 24, 2003
--------------------------------------------------------------               ---------------------------
Kenneth Eich
Principal Executive Officer and Executive Vice President
of each Registrant


                                                                       DATE:            January 24, 2003
--------------------------------------------------------------               ---------------------------
Sharra L. Reed
Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer and
Principal  Accounting Officer of each Registrant
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